                               COMMAND MONEY FUND
                             COMMAND TAX-FREE FUND
                            COMMAND GOVERNMENT FUND
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                        SUPPLEMENT DATED October 4, 2000
                        PROSPECTUS DATED August 31, 2000

The following information supplements 'Fees and Expenses' Tables in the Prospectus with respect to each of the Funds (page 4, page 8 and page 12 for COMMAND Money Fund, COMMAND Tax-Free Fund and COMMAND Government Fund, respectively):

Shareholder Fees (paid directly from your account)
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                  None
Maximum deferred sales charge (load) (as a
   percentage of the lower of original purchase
   price or sale proceeds)                              None
Maximum sales charge (load) imposed on reinvested
   dividends and other distributions                    None
Redemption fee                                          None
Exchange fee                                            None
COMMAND Program annual fee(1)                           $100(2)
BusinessEdge Program annual fee(1)                      $175(2)

   (1) COMMAND and BusinessEdge are financial services programs available through Prudential Securities Incorporated and/or Pruco Securities Corporation. For more information, you should consult a Prudential Securities Financial Advisor or a Pruco Securities Preferred Agent.

   (2) The annual COMMAND program fee as a percentage of average net assets is .02%, .57% and .79% for COMMAND Money Fund, COMMAND Tax-Free Fund and COMMAND
Government Fund, respectively. The annual BusinessEdge program fee as a percentage of average net assets is .03%, 1.00 % and 1.38% for COMMAND Money Fund, COMMAND Tax-Free Fund and COMMAND Government Fund, respectively. The fees as a percentage of average net assets are calculated by dividing $100 (the total fee for the COMMAND Program) or $175 (the total fee for the BusinessEdge Program), respectively, by the average account size in each Fund. The annual program fee is not prorated for purposes of these calculations to give effect to COMMAND Program or BusinessEdge Program participants who also subscribe to various services offered by the respective Programs. A major portion of the annual program fee is not attributable to each of the Funds, but rather to nonfund services provided by the Program.
CFSUP1